Virtus Silvant Large-Cap Growth Stock Fund (the “Fund”),

a series of Virtus Asset Trust

Supplement dated December 15, 2023 to the Fund’s Summary Prospectus and the Virtus Asset Trust Statutory Prospectus, each dated April 28, 2023, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective January 1, 2024, the Fund’s investment adviser, Virtus Fund Advisers, LLC, will implement new expense limitation arrangements to further limit the Fund’s expenses. The resulting changes to the Fund’s prospectuses are described in more detail below.

Under “Fees and Expenses” in the Fund’s summary prospectus and the summary section of the statutory prospectus, the “Shareholder Fees” and “Annual Fund Operating Expenses” tables and associated footnotes will be replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I	Class R6
Management Fees	0.70%	0.70%	0.70%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None	None
Other Expenses(a)	0.31%	0.36%	0.23%
Total Annual Fund Operating Expenses	1.26%	1.06%	0.93%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.23)%	(0.29)%	(0.21)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.03%	0.77%	0.72%

(a)

Not included in the table are extraordinary proxy expenses. If such amounts were reflected in this table, the Other Expenses would have been 1.04% for Class A Shares, 0.78% for Class I Shares and 0.73% for Class R6 Shares.

(b)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.03% for Class A Shares, 0.77% for Class I Shares and 0.72% for Class R6 Shares through April 30, 2025. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Under “Fees and Expenses,” the “Example” table will be replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$649	$906	$1,183	$1,970
Class I	Sold or Held	$79	$308	$557	$1,268
Class R6	Sold or Held	$74	$275	$494	$1,124

In the first table in the section “More Information About Fund Expenses” on page 68 of the statutory prospectus, the row corresponding to the Fund will be replaced with the following and a new footnote will be added after the table:

	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Virtus Silvant Large-Cap Growth Stock Fund(*)	1.03%	N/A	0.77%	0.72%

(*) Contractual through April 30, 2025.

Investors should retain this supplement with the Prospectuses for future reference.

VAT 8622 Silvant LCG Expense Cap Reduction (12/23)

Virtus Silvant Large-Cap Growth Stock Fund (the “Fund”),

a series of Virtus Asset Trust

Supplement dated December 15, 2023 to the Statement of

Additional Information (“SAI”) dated April 28, 2023, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective January 1, 2024, the Fund’s investment adviser, Virtus Fund Advisers, LLC, will implement new expense limitation arrangements to further limit the Fund’s expenses. The resulting change to the Fund’s SAI is described in more detail below.

In the table on page 96 of the Fund’s SAI, the row corresponding to the Fund will be replaced with the following:

Fund	Class A	Class C	Class I	Class R6
Virtus Silvant Large-Cap Growth Stock Fund(*)	1.03%	N/A	0.77%	0.72%

(*) Contractual through April 30, 2025.

Investors should retain this supplement with the SAI for future reference.

VAT 8622B Silvant LCG Expense Cap Reduction (12/23)